UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 29, 2007
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Final Order entered by the United States Bankruptcy Court

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 29, 2007, the United States (“U.S.”) Bankruptcy Court for the Southern District of New York (the “Court”) granted the motion of Delphi Corporation (“Delphi” or the “Company”) approving two memoranda of understanding (each, an “MOU”) regarding Delphi’s restructuring entered into among Delphi, General Motors Corporation (“GM”) and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union and its Local Union 87L (together, the “USWA”). The first MOU relates to Delphi’s operations at Home Avenue (the “USWA Home Avenue MOU”). The second MOU relates to Delphi’s operations at Vandalia (the “USWA Vandalia MOU”).
The USWA Home Avenue MOU and the USWA Vandalia MOU modify, extend, or terminate provisions of the existing collective bargaining agreements among Delphi and the USWA (the “USWA CBAs”) and provide that GM and Delphi will undertake certain financial obligations to Delphi’s USWA-represented employees and retirees to facilitate such modifications. In addition to approving these agreements, the Court order approving the motion also approved (i) withdrawal without prejudice of Delphi’s and its affiliated debtors’ Motion for Order under 11 U.S.C. § 1113(c) Authorizing Rejection of Collective Bargaining Agreements and under 11 U.S.C. § 1114(g) Authorizing Modification of Retiree Welfare Benefits (the “1113/1114 Motion”) solely as it pertains to the USWA and USWA-represented retirees and approves the parties settlement of the 1113/1114 Motion solely as it pertains to the USWA and USWA-represented retirees and (ii) modification of retiree welfare benefits for certain USWA-represented retirees of Delphi and its affiliated debtors.
The settlement of the 1113/1114 Motion applies only to the USWA, the last remaining union party to the 1113/1114 Motion.
Complete copies of each of the USWA Home Avenue MOU and the USWA Vandalia MOU, their attachments and the approval order of the Court are attached as Exhibit 99(a) to this Form 8-K. The following summaries of certain terms of the settlement agreements and their respective attachments do not purport to be complete and are qualified in their entirety by reference to Exhibit 99(a), which is hereby incorporated by reference. Capitalized terms used and not otherwise defined in the summaries have the meanings ascribed to them in the USWA Home Avenue MOU or the USWA Vandalia MOU, as applicable.
Effective following receipt of written notice of ratification from the USWA, the USWA Home Avenue MOU, among other subject matters, provides that:
•	The terms of the USWA CBAs are extended until September 14, 2011;

•	Delphi and the USWA agree that the businesses at the Home Avenue Operations will be sold or closed;

•	A workforce transition program is implemented for eligible USWA-represented employees that provides eligible employees with transformation plan options, including attrition options similar to the previously-approved International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (the “UAW”) and International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers-Communication Workers of America (“IUE-CWA”) attrition programs (see USWA Home Avenue MOU Attachment C, USWA-Delphi-GM Special Attrition Program-Transformation);

•	Certain terms of the USWA CBAs are modified with respect to provisions covering Plant Closing and Sale Moratorium, Sourcing, Job Security (Job Opportunity Bank (“JOBS”) Program), America Online (“AOL”), Cost of Living Allowance (“COLA”), Independence Week Pay, Vacation Entitlement, Joint Activities funding, tuition assistance, Guaranteed Income Stream, benefits, temporary employees, and holidays; and

•	All employee, retiree, and union asserted and unasserted claims are settled (except for rights, if any, to vested pension benefits, workers’ compensation benefits, unemployment compensation benefits, future claims arising out of the modified USWA CBAs and pending ordinary course grievances of employees remaining in the workforce).

Effective upon the execution by Delphi and GM of a comprehensive settlement agreement resolving certain financial, commercial, and other matters between Delphi and GM and substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Court which incorporates, approves, and is consistent with all of the terms of the USWA Home Avenue MOU and Delphi-GM settlement, the USWA Home Avenue MOU, among other subject matters, provides that:
•	Delphi’s obligation to provide certain retiree welfare benefits is eliminated and GM is obligated to provide certain retiree welfare benefits for certain USWA-represented employees covered as provided in the Term Sheet — Delphi Pension Freeze and Cessation of OPEB, and GM Consensual Triggering of Benefit Guarantee;

•	A transfer of certain pension assets and liabilities from Delphi’s pension plans to GM’s pension plans is effectuated pursuant to Internal Revenue Code Section 414(l);

•	Delphi’s existing pension plan is frozen in certain respects effective upon emergence from chapter 11 and GM is obligated to pay certain benefits for certain USWA-represented employees covered as provided in the Term Sheet — Delphi Pension Freeze and Cessation of OPEB, and GM Consensual Triggering of Benefit Guarantee;

•	The USWA will receive an allowed general unsecured prepetition claim in the amount of $3 million against Delphi in complete settlement of all asserted and unasserted USWA claims, including without limitation asserted and unasserted claims of current and former Vandalia Operations bargaining unit members. The proceeds realized by the USWA and/or the voluntary employees’ beneficiary association (“VEBA”) trust, to be established by an entity other than GM, Delphi, or their respective benefit plans, will be contributed directly to the VEBA trust to provide certain retiree welfare benefits to certain eligible employees and retirees, including certain current or future participants in the Delphi Hourly Rate Employee Pension Plan or the GM Hourly Rate Employee Pension Plan, and their dependents;

•	The amount of $9 million will be paid by GM to the VEBA in resolution of certain claims asserted by the USWA, including in connection with the modification of retiree benefit programs, and without any acknowledgment by either GM or Delphi of those claims;

•	The USWA Home Avenue MOU (including the USWA CBAs) is assumed pursuant to 11 U.S.C. § 365;

•	The USWA released parties are exculpated and released in connection with the USWA Home Avenue MOU and Delphi’s chapter 11 cases; and

•	Delphi and GM receive releases from the USWA, all employees and former employees of Delphi represented or formerly represented by the USWA, and all persons or entities with claims derived from or related to any relationship with such employees of Delphi arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the USWA and between GM and the USWA (except for claims for benefits provided for or explicitly not waived under the USWA Home Avenue MOU, including, but not limited to, workers’ compensation benefits against Delphi, its subsidiaries, or affiliates that are otherwise assertable under applicable law).
Effective following receipt of written notice of ratification from the USWA, the USWA Vandalia MOU, among other subject matters, provides that:
•	The terms of the USWA CBAs are extended until September 14, 2011;

•	A site plan is implemented with respect to the Vandalia Thermal Operation for which it is necessary to achieve an all-in blended labor wage and benefit rate of $19.57 per hour as soon as possible and maintain that rate for the life of the Vandalia local agreement; otherwise failure to accomplish and maintain this all-in blended wage and benefit rate will result in the Vandalia Thermal Operations being closed during the term of the Vandalia local agreements;

•	A workforce transition program is implemented for eligible USWA-represented employees that provides eligible employees with transformation plan options, including attrition options similar to the previously-approved UAW and IUE-CWA attrition programs (see USWA Vandalia MOU, Section C, Special Attrition Program);

•	Certain terms of the USWA CBAs are modified with respect to provisions covering Guaranteed Income Stream, benefits, vacation accrual, holidays, Income Security Plan, Joint Activities funding, Independence Week Pay, COLA, Shift Premium, AOL, and overtime; and

•	All employee, retiree, and union asserted and unasserted claims are settled (except for rights, if any, to vested pension benefits, workers’ compensation benefits, unemployment compensation benefits, future claims arising out of the modified USWA CBAs and pending ordinary course grievances of employees remaining in the workforce).

Effective upon the execution by Delphi and GM of a comprehensive settlement agreement resolving certain financial, commercial, and other matters between Delphi and GM and substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Court which incorporates, approves, and is consistent with all of the terms of the USWA Vandalia MOU and Delphi-GM settlement, the USWA Vandalia MOU, among other subject matters, provides that:
•	Delphi’s obligation to provide certain retiree welfare benefits is eliminated and GM is obligated to provide certain retiree welfare benefits for certain USWA-represented employees covered as provided in the Term Sheet — Delphi Pension Freeze and Cessation of OPEB, and GM Consensual Triggering of Benefit Guarantee;

•	A transfer of certain pension assets and liabilities from Delphi’s pension plans to GM’s pension plans is effectuated pursuant to Internal Revenue Code Section 414(l);

•	Delphi’s existing pension plan is frozen in certain respects effective upon emergence from chapter 11 and GM is obligated to pay certain benefits for certain USWA-represented employees covered as provided in the Term Sheet — Delphi Pension Freeze and Cessation of OPEB, and GM Consensual Triggering of Benefit Guarantee;

•	The USWA asserted and unasserted claims are resolved pursuant to Section F.2 and F.3 of the USWA Home Avenue MOU;

•	The USWA Vandalia MOU (including the USWA CBAs) is assumed pursuant to 11 U.S.C. § 365;

•	The USWA released parties are exculpated and released in connection with the USWA Vandalia MOU and Delphi’s chapter 11 cases; and

•	Delphi and GM receive releases from the USWA, all employees and former employees of Delphi represented or formerly represented by the USWA, and all persons or entities with claims derived from or related to any relationship with such employees of Delphi arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the USWA and between GM and the USWA (except for claims for benefits provided for or explicitly not waived under the USWA Vandalia MOU).
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits being filed as part of this report, as well as other statements made by Delphi may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the terms of any reorganization plan ultimately confirmed; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; the Company’s ability to satisfy the terms and conditions of the new Equity Purchase and Commitment Agreement; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan (including the transformation plan described in Item 1. Business “Potential Divestitures, Consolidations and Wind-Downs” of the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the U.S. Securities and Exchange Commission (the “SEC”)) and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees and the ability of the Company to attract and retain customers. Additional factors that could affect future results are identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, including the risk factors in Part I. Item 1A. Risk Factors, contained therein and the Company’s quarterly periodic reports for the subsequent periods, including the risk factors in Part II. Item 1A. Risk Factors, contained therein, filed with the SEC. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy cases to each of these constituencies. A plan of reorganization could result in holders of Delphi’s common stock receiving no distribution on account of their interest and cancellation of their interests. In addition, under certain conditions specified in the U.S. Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Delphi’s common stock or other equity interests or any claims relating to prepetition liabilities.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits. The following exhibit is being furnished as part of this report.

Exhibit
Number	Description
99(a)	Final Order entered by the United States Bankruptcy Court for the Southern District of New York on August 29, 2007, including forms of Memorandum of Understanding, dated August 16, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: September 4, 2007
By: /s/ DAVID M. SHERBIN
David M. Sherbin,
Vice President, General Counsel and Chief Compliance Officer